                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               Proxy Statement TO Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement         / / Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                               Tegal Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                               TEGAL CORPORATION
                           2201 S. MCDOWELL BOULEVARD
                           PETALUMA, CALIFORNIA 94955

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 10, 1996

     The Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, September 10, 1996, at 1:30 p.m. local time, at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111 (the "Annual Meeting") for the following purposes:

          1. To elect five directors to serve for one year and until their successors are elected and have qualified. The names of the nominees to the Board of Directors are set forth in the accompanying Proxy Statement which is part of this Notice.

          2. To approve an amendment to the Company's Amended and Restated Equity Incentive Plan to increase the number of shares available for issuance thereunder from 1,942,142 shares to 3,500,000 shares.

          3. To approve an amendment to the Company's 1990 Stock Option Plan to increase the number of shares available for issuance thereunder from 407,857 shares to 550,000 shares.

          4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on July 17, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof.

     In order to ensure your representation at the Annual Meeting, you are requested to sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting and file with the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

     All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION

                                          /s/ David Curtis

                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 5, 1996

                               TEGAL CORPORATION
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 10, 1996

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation (the "Company"), to be held at 1:30 p.m. local time on Tuesday, September 10, 1996 (the "Annual Meeting") and at any adjournments thereof for the purposes of (1) electing five directors, (2) approving the proposal to amend the Company's Amended and Restated Equity Incentive Plan (the "Equity Plan") to increase the number of shares available for issuance thereunder from 1,942,142 shares to 3,500,000 shares (the "Amendment to the Equity Plan"), (3) approving the proposal to amend the Company's 1990 Stock Option Plan (the "Option Plan") to increase the number of shares available for issuance thereunder from 407,857 shares to 550,000 shares (the "Amendment to the Option Plan"), and (4) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. The approximate date when this Proxy Statement and accompanying proxy are first being sent to stockholders is August 5, 1996.

     This solicitation is made on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its subsidiaries may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

     Holders of record of common stock, par value $0.01 per share (the "Common Stock"), of the Company as of the close of business on July 17, 1996 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting, and each share of Common Stock entitles the holder thereof to one vote. At the close of business on July 17, 1996, there were 10,085,554 shares of Common Stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR (i) the election of all of the directors nominated below, (ii) the Amendment to the Equity Plan and (iii) the Amendment to the Option Plan. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary of the Company prior to the time of the Annual Meeting.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. All proposals to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. Therefore, as to the particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal.

     The principal executive offices of the Company are located at 2201 S. McDowell Boulevard, P.O. Box 6020, Petaluma, California 94955-6020. The Company's telephone number is (707) 763-5600.

                              GENERAL INFORMATION

     The Company was incorporated in Bermuda in December 1989 under the name Tegal Corporation Limited to acquire the operations of the former Tegal Corporation, a division of Motorola, in a private investor acquisition. The Company's current management was recruited in calendar 1991 to lead a restructuring of the Company. The Company was domesticated in Delaware as Tegal Corporation in September 1995 (the "Domestication"). Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Tegal Corporation, its predecessor, Tegal Corporation Limited, and their consolidated subsidiaries.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently comprised of five members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to the Company's Bylaws, and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at five. The Company's Bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors.

     In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five nominees designated below to serve until the 1997 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Hery, Krauss, Mika and Nazem are currently directors of the Company. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors.

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                                       DIRECTOR      NEW TERM
                              NAME                             AGE      SINCE       WILL EXPIRE
    ---------------------------------------------------------  ---     --------     -----------
    Robert V. Hery...........................................  54        1990           1997
    Jeffrey M. Krauss........................................  39        1992           1997
    Thomas R. Mika...........................................  45        1992           1997
    Fred Nazem...............................................  55        1995           1997
    Edward A. Dohring........................................  63          --           1997

     Robert V. Hery has been a Director of the Company since 1990 and assumed the additional roles of President and Chief Executive Officer of the Company in January 1991 and the Chairman of the Board in March 1995. From 1987 to 1990, Mr. Hery was President and Chief Executive Officer of AMOT Controls Corporation, an international manufacturer of machinery control components used in explosive and hazardous areas. From 1985 to 1987, Mr. Hery served as Vice President and General Manager of KLA Instruments Corporation ("KLA"), a manufacturer of semiconductor capital equipment, where he started the Wafer Inspection Systems Division. From 1984 to 1985, Mr. Hery was a consultant to high-technology start-ups as

Acting Chief Executive Officer and marketing troubleshooter. From 1983 to 1984, he served as Vice President of Marketing and New Business Development, and prior to that, from 1979 to 1983, he served as Vice President of Operations, responsible for product development, manufacturing, quality and cost control functions of MAI Basic Four, a manufacturer of minicomputer equipment. From 1975 to 1979, Mr. Hery was Vice President of Research and Product Development for Dataproducts Corporation, a manufacturer of computer peripherals equipment. From 1965 to 1975, Mr. Hery held various management positions in product development with NCR Corporation and the communications division of Motorola, Inc.

     Jeffrey M. Krauss has served as a director of the Company since June 1992. Mr. Krauss is also a General Partner of the general partner of Nazem and Company III, L.P. and Nazem and Company IV, L.P., a venture capital firm, having joined that firm in 1990. Prior to joining Nazem and Company, Mr. Krauss was a corporate associate with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. Mr. Krauss is a director of The Park Lane Group. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France.

     Thomas R. Mika has served as a director of the Company since June 1992. Since January 1982, he has been a Vice President of International Management and Technology Corporation ("IMTEC"), a consulting and investment banking firm that specializes in facilitating strategic alliances between U.S. and Japanese technology-based companies.

     Fred Nazem has served as a director of the Company since March 1995. Since 1981, he has been President of Nazem Inc. and Managing General Partner of the general partner of, respectively, Nazem & Company, L.P., Nazem & Company II, L.P., Nazem & Company III, L.P. and Nazem & Company IV, L.P., which are all affiliated venture capital funds. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France.

     Edward A. Dohring has been the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. since October 1994. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989.

     All directors hold office until the next annual meeting of the stockholders of the Company or until their successors have been duly elected or qualified. There are no family relationships between any of the directors or executive officers of the Company.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In fiscal year 1996, the Board of Directors held eight meetings (including four written consents in lieu of meetings). Each director attended at least 75% of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committees.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, consisting of Messrs. Robert A. Anderson, Krauss and Mika, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held one meeting in fiscal 1996.

     The Compensation Committee is comprised of Messrs. Anderson, Mika and Nazem. The Compensation Committee held eight meetings in fiscal 1996, which were held as part of the meetings of the Board of Directors of the Company. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for officers and other employees of the Company and administering the incentive compensation and benefit plans of the Company.

DIRECTOR COMPENSATION

     The Company's directors do not currently receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. In addition, the Company implemented a Directors Stock Option Plan pursuant to which non-employee directors receive stock options for serving on the Company's Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of three directors: Messrs. Anderson, Mika and Nazem. For a description of the background of Messrs. Mika and Nazem, see "Election of Directors."

     Robert R. Anderson has served as a director of the Company since September 1994. Since January 1994, Mr. Anderson has been the Chairman of the Board of Silicon Valley Research ("SVR"), a computer aided engineering software company. In April 1994, Mr. Anderson was named Chief Executive Officer of SVR. Mr. Anderson co-founded KLA in 1975. He served as Vice-Chairman of the Board of KLA from November 1991 to March 1994 and served as Chairman of the Board of KLA from May 1985 to November 1991. Mr. Anderson also served as Chief Operating Officer and Chief Financial Officer of KLA.

     Mr. Nazem is a General Partner of Nazem and Associates III, L.P., a venture capital firm, which is the general partner of Nazem and Company III, L.P., ("Nazem"). In December 1989, the Company sold 2,057,141 shares of Series A Preferred Stock to Nazem at a price of $2.43 per share and in November 1991, the Company sold 1,234,258 shares of Series A Preferred Stock to Nazem at the same price per share. All shares of Series A Preferred Stock sold to Nazem converted into Common Stock on a 1-for-1 basis effective upon the closing of the Company's initial public offering (the "IPO").

     Mr. Mika is a Vice President of IMTEC. Pursuant to a consulting agreement between the Company and IMTEC, the Company paid IMTEC $30,000 upon the closing of the IPO for services rendered relating to the Company's financing activities. As payment for certain services provided by IMTEC pursuant to a prior consulting arrangement, which has been terminated, the Company issued IMTEC an aggregate of 83,971 shares of Common Stock in fiscal 1993, fiscal 1994 and fiscal 1995.

                         COMPENSATION COMMITTEE REPORT

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   * * * * *

     The Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation.

OVERALL POLICY

     In formulating the executive compensation program, the Committee's objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities,
(2) to tie a significant portion of executive compensation to the achievement of specified performance goals for the Company, and (3) to link executive and stockholder interests through equity based plans.

     The key elements of the Company's executive compensation program consist of base salary, cash bonuses and stock options.

BASE SALARY

     Each executive's base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity and increases in levels of responsibility. All salaries are based on sustained individual performance toward the Company's goals and objectives.

     Pursuant to an offer letter between the Company and Stephen P. DeOrnellas, the Company's Vice President, Corporate Development and Chief Technical Officer, if the Company terminates Mr. DeOrnellas' employment without cause, the Company will be obligated to continue to pay Mr. DeOrnellas' base salary and certain benefits for a period of six months.

     Pursuant to an offer letter between the Company and Mark Siegel, the Company's Vice President, Operations, if the Company terminates Mr. Siegel's employment without cause during the first 24 months from his date of first employment of June 3, 1996, the Company will be obligated to continue to pay Mr. Siegel's base salary and certain benefits for a period of twelve months or until Mr. Siegel obtains employment elsewhere, whichever occurs earlier.

     Pursuant to an offer letter between the Company and James D. McKibben, the Company's Vice President, Worldwide Sales, if the Company terminates Mr. McKibben's employment without cause during the first 18 months from his date of first employment of June 26, 1996, the Company will be obligated to continue to pay Mr. McKibben's base salary and certain benefits for a period of six months.

     On June 11, 1996, the Board of Directors approved a severance arrangement in the event of a change of control of the Company. If an executive officer is terminated as a result of a change of control, the Company shall continue to pay such executive officer's base salary and certain benefits for a period of twelve months.

BONUS PROGRAMS

     At the June 11, 1996 board meeting, the Company's Board of Directors concluded that the Company was not providing competitive compensation packages for a number of its executive and management employees without offering an annual incentive bonus plan. In order to reinforce and motivate the attainment of the Company's annual goals and to enhance the Company's ability to attract and retain key managerial employees through a competitive compensation package, the Board approved the adoption of an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the Board of Directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive's or manager's base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the Board of Directors for all executives who report directly to the Chief Executive Officer, and by the degree to which the Company achieves its annual financial plan. No bonuses will be paid unless the Company realizes a minimum of 5 percent profit before taxes as a percent of revenue. Incentives are prorated if the Company exceeds or falls short of its annual financial plan goals, with the incentive maximums capped at 150% of target bonus accounts.

STOCK OPTIONS

     The Equity Plan gives the Board of Directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of the stockholders. The Board of Directors believes that significant equity interests in the Company held by the Company's management serve to retain and motivate management.

     In fiscal 1997, the Board of Directors's decision whether to grant options and the number of options are based primarily on the individual executive's responsibility, performance and existing stock ownership. If the Board of Directors determined stock options are available for grant, the Board of Directors would make awards based on the Board of Directors's assessment of the individual executive's contribution to the Company's success in meeting its financial goals. This assessment would be based primarily on the earnings of the Company and the level of the executive's responsibility. The award also would be made based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer of the Company and the success in implementing the Company's long-term strategic plan. It is expected that most awards under the Equity Plan will be stock options which will be granted with an exercise price equal to the market price of the Common Stock on the date of grant and will be subject to the Company's right of repurchase.

CONCLUSION

     Through the programs described above, a significant portion of the each executive's compensation is now linked directly to the financial performance of the Company. The policy of these programs is to award bonuses based on the success of the Company as well as to provide incentives to executives to enhance the financial performance of the Company and long-term stockholder value.

                                          Robert Anderson
                                          Thomas Mika
                                          Fred Nazem

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended March 31, 1994, 1995 and 1996, the cash compensation paid by the Company and its subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer of the Company during fiscal 1996 and the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                                                           ------------
                                             ANNUAL COMPENSATION            SECURITIES       ALL OTHER
                                       -------------------------------      UNDERLYING      COMPENSATION
     NAME AND PRINCIPAL POSITION       YEAR     SALARY($)     BONUS($)       OPTIONS           ($)(1)
- -------------------------------------  -----    ---------     --------     ------------     ------------
Robert V. Hery.......................   1996     199,992       60,000          75,000             924
  Chairman of the Board, President      1995     209,222           --              --              86
  and Chief Executive Officer           1994     159,994       60,000         133,375             246
David Curtis.........................   1996     144,744           --          20,000             579
  Vice President, Finance and           1995     130,237           --              --             267
  Administration, Chief Financial       1994     119,995           --          80,225             240
     Officer,
  Secretary and Treasurer
Charles Desmond......................   1996     159,994       57,044          30,000           6,614
  Vice President, Worldwide Sales       1995     159,994       45,081              --           6,592
                                        1994     159,994       35,268          46,072           6,621
Barry Gottlieb(2)....................   1996     119,995       27,997          30,000           5,665
  Vice President, Metal Sales           1995     114,614       18,667              --          20,673
                                        1994     100,006       39,862          32,372          15,000
Haresh C. Patnaik....................   1996     154,006           --          20,000             616
  Vice President, Engineering........   1995     134,326           --              --             589
                                        1994     134,078           --              --             536

- ---------------
(1) For Messrs. Hery, Curtis and Patnaik, amounts represent contributions made by the Company under its 401(k) plan. Other compensation for Mr. Desmond consists of $6,180 in car allowance paid by the Company for each of 1996, 1995 and 1994 and $434, $412 and $441 401(k) plan contributions made by the Company for 1996, 1995 and 1994, respectively. Other compensation for Mr. Gottlieb consists of $5,665 and $4,635 in car allowance paid by the Company in 1996 and 1995, respectively, and $16,038 and $15,000 in overseas housing allowance paid by the Company in 1995 and 1994, respectively.

(2) Effective June 12, 1996, Mr. Gottlieb resigned as Vice President, Metal Sales of the Company.

                       OPTION GRANTS IN 1996 FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal 1996 to each of the individuals identified in the Summary Compensation Table.

                                                                                         POTENTIAL REALIZABLE
                                               INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                          -----------------------------------------------------------       ANNUAL RATES OF
                            NUMBER OF      % OF TOTAL                                         STOCK PRICE
                           SECURITIES       OPTIONS                                        APPRECIATION FOR
                           UNDERLYING      GRANTED IN    EXERCISE                           OPTION TERM(2)
                             OPTIONS         FISCAL        PRICE                         ---------------------
          NAME            GRANTED(#)(1)       1996       ($/SHARE)    EXPIRATION DATE     5%($)       10%($)
- ------------------------  -------------    ----------    ---------    ---------------    --------   ----------
Robert V. Hery..........      75,000          12.69%       12.00          10/18/05        566,005    1,434,368
David Curtis............      20,000           3.39%       12.00          10/18/05        150,935      382,498
Charles Desmond.........      30,000           5.08%       12.00          10/18/05        226,402      573,747
Barry Gottlieb..........      30,000           5.08%       12.00          10/18/05        226,402      573,747
Haresh C. Patnaik.......      20,000           3.39%       12.00          10/18/05        150,935      382,498

- ---------------
(1) Stock acquired pursuant to the exercise of options may be subject to right of repurchase by the Company upon termination of employment or consulting at the original exercise price for up to four years from the date the options were granted, with the Company's right of repurchase partially expiring over that period of time.

(2) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable requirements. Actual values realized on stock options are dependent on actual future performance of the Company's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

                    AGGREGATED OPTION EXERCISES DURING 1996
               FISCAL YEAR AND 1996 FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning exercise of stock options during fiscal 1996 by each of the individuals identified in the Summary Compensation Table and the value of options at the end of fiscal 1996.

                                                             NUMBER OF SECURITIES
                                 SHARES         VALUE       UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                               ACQUIRED ON     REALIZED           OPTIONS AT            IN-THE-MONEY OPTIONS
            NAME               EXERCISE(#)       ($)           1996 YEAR-END(#)        AT 1996 YEAR-END($)(A)
- -----------------------------  -----------     --------     ----------------------     ----------------------
Robert V. Hery...............         --             --             357,284                   2,081,488
David Curtis.................    109,759        838,764              20,000                          --
Charles Desmond..............     77,844        610,483              50,156                     145,627
Barry Gottlieb...............     48,684        379,245                 674                       4,870
Haresh C. Patnaik............     35,976        307,499              93,784                     533,927

- ---------------
(a) Potential unrealized value is (i) the fair market value at fiscal 1996 year-end ($7.75 per share) less the exercise price of "in-the-money," unexercised options times (ii) the number of shares represented by such options.

EMPLOYMENT AGREEMENT

     Pursuant to an offer letter between the Company and Mr. DeOrnellas, if the Company terminates Mr. DeOrnellas' employment without cause, the Company will be obligated to continue to pay Mr. DeOrnellas' base salary and certain benefits for a period of six months.

     Pursuant to an offer letter between the Company and Mark Siegel, if the Company terminates Mr. Siegel's employment without cause during the first 24 months from his date of first employment of June 3, 1996, the Company will be obligated to continue to pay Mr. Siegel's base salary and certain benefits for a period of twelve months or until Mr. Siegel obtains employment elsewhere, whichever occurs earlier.

     Pursuant to an offer letter between the Company and James D. McKibben, if the Company terminates Mr. McKibben's employment without cause during the first 18 months from his date of first employment of June 26, 1996, the Company will be obligated to continue to pay Mr. McKibben's base salary and certain benefits for a period of six months.

     On June 11, 1996, the Board of Directors approved a severance arrangement in the event of a change of control of the Company. If an executive officer is terminated as a result of a change of control, the Company shall continue to pay such executive officer's base salary and certain benefits for a period of twelve months.

                  APPROVAL OF THE AMENDMENT TO THE EQUITY PLAN

     On June 11, 1996 the Board of Directors of the Company, subject to stockholder approval, unanimously adopted the Amendment to the Equity Plan increasing the number of shares available for issuance under the Equity Plan from 1,942,142 shares to 3,500,000 shares.

     The Board of Directors believes that the Equity Plan, as amended, is desirable (1) to further the growth, development and financial success of the Company by providing additional incentives to certain of its officers, directors and key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success, and (2) to enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE AMENDMENT TO THE EQUITY PLAN.

     Through June 30, 1996, 1,942,142 shares of Common Stock were reserved for issuance upon exercise of options under the Equity Plan as presently in effect. As of June 30, 1996, 92,131 shares remained issuable under the Equity Plan (excluding options granted subject to stockholder approval of the Amendment to the Equity Plan to purchase an aggregate of 120,000 shares of Common Stock), and 894,792 shares were subject to outstanding options.

DESCRIPTION OF THE EQUITY PLAN

     The principal features of the Equity Plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the Equity Plan, copies of which will be available at the Annual Meeting and may also be obtained by making written request to the Company's Secretary.

ADMINISTRATION OF THE EQUITY PLAN

     The Equity Plan is administered by the Board or, upon delegation by the Board, by a committee (the "Committee") of the Board, composed, to the extent required to comply with Rule 16b-3 of the Exchange Act, of not less than three disinterested persons (as set forth in Rule 16b-3) appointed by the Board. The Committee will have the powers possessed by the Board.

     Subject to the terms of the Equity Plan, the Committee has full and final authority in its absolute discretion to: (1) select the officers, other employees and consultants to whom Awards may be granted; (2) determine whether and to what extent Awards are to be granted under the Equity Plan; (3) determine the number and types of shares to be covered by each Award granted under the Equity Plan; (4) determine the terms and conditions of any Award granted under the Equity Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and (5) determine to what extent and under what circumstances any Award payments may be deferred by a participant. "Award" means any award under the Equity Plan, including any option, stock appreciation right, restricted stock, stock purchase right, debenture or performance share.

     The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Equity Plan as it from time to time will deem advisable, interpret the terms and provisions of the Equity Plan, any Award and an applicable agreement setting forth the terms and conditions of the Award (the "Award Agreement") and otherwise supervise the administration of the Equity Plan. All decisions made by the Committee under the Equity Plan will be binding on all persons, including the Company and Equity Plan participants.

SECURITIES SUBJECT TO THE PLAN

     The aggregate number of shares of Common Stock for which options may be granted under the Equity Plan, as proposed to be amended, is limited to 3,500,000 shares of Common Stock. Either treasury or authorized and unissued shares of Common Stock may be so issued. If any option terminates or expires without being exercised in full or if any shares of Common Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Common Stock, the shares issuable under such option or award will again be available for issuance in connection with Awards. If any shares of Common Stock subject to an Award are repurchased by the Company, the shares issuable under such Award will again be available for issuance in connection with Awards other than options and stock appreciation rights.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, such substitution or adjustments will be made in the aggregate number of shares of Common Stock reserved for issuance under the Equity Plan, in the number and exercise price of shares subject to outstanding options, in the number and purchase price of shares subject to outstanding stock purchase rights and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion. Such adjusted exercise price will also be used to determine the amount payable by the Company upon the exercise of any stock appreciation right associated with any option.

PARTICIPATION IN THE PLAN

     Subject to certain restrictions, the Committee may, in its sole discretion, grant Awards to officers and other employees of, and consultants to, the Company or its subsidiaries (excluding any person who serves only as a director).

DESCRIPTION OF AWARDS

     (a) Stock Options

     Any option granted under the Equity Plan will be in such form as the Committee may from time to time approve. The Committee will have the authority to grant to any participant incentive stock options, deep discount options, non-qualified stock options or any type of option (in each case with or without stock appreciation rights). Incentive stock options may be granted only to employees of the Company or its subsidiaries. Any portion of an option that does not qualify as an incentive stock option will constitute a non-qualified stock option.

     The term of each option will be fixed by the Committee, but no incentive stock option will be exercisable more than ten years after the date the option is granted, no deep discount option will be exercisable more than 12 years after the date the option is granted, and no non-qualified stock option will be exercisable more than 15 years after the date the option is granted. If, at the time the Company grants an incentive stock option the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, the incentive stock option will not be exercisable more than five years after the date of grant.

     The Committee will specify the date of grant or, if it fails to, the date of grant will be the date of action taken by the Committee to grant the option; provided, that no option may be exercised prior to execution of an Award Agreement. However, if an option is approved in anticipation of employment, the date of grant will be the date the intended optionee is first treated as an employee for payroll purposes.

     The exercise price per share of Common Stock purchasable under a non-qualified stock option will be equal to at least 50%, and not more than 100%, of the fair market value on the date of grant. The exercise price per share of Common Stock purchasable under a deep discount option will be equal to at least 10% (or such other minimum price as may be established by the Internal Revenue Service as a "safe harbor" against constructive receipt of income upon grant of the option by the recipient of the option), and not more than 50%, of the fair market value on the date of grant. The exercise price per share of Common Stock purchasable under an incentive stock option will be equal to at least the fair market value on the date of grant; provided, that if at the time the Company grants an incentive stock option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, the exercise price will be not less than 110% of the fair market value on the date the incentive stock option is granted.

     Subject to other provisions of the Equity Plan, an option will be exercisable in its entirety on the date of grant or at such times and in such amounts as are specified in the Award Agreement. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an option first becomes exercisable in whole or in part.

     (b) Stock Appreciation Rights

     A stock appreciation right may be awarded either (i) with respect to Common Stock subject to an option held by a participant, or (ii) without reference to an option. If an option is an incentive stock option, a stock appreciation right granted with respect to such option may be granted only at the time of grant of the related incentive stock option, but if the option is a non-qualified stock option or a deep discount option, the stock appreciation right may be granted either simultaneously with the grant of the related non-qualified stock option, deep discount option, or at any time during the term of such related non-qualified stock option. No consideration will be paid by a participant with respect to a stock appreciation right.

     A stock appreciation right will be exercisable at such times and in whole or in part, each as determined by the Committee, subject, with respect to participants subject to Section 16(b) of the Exchange Act, to Rule 16b-3. Any exercise by the participant of a stock appreciation right for cash will be made only during the window period specified in Rule 16b-3 and any successor rule (the "Window Period"). If a stock appreciation right is granted with respect to an option, unless the Award Agreement otherwise provides, the stock appreciation right may be exercised only to the extent to which shares covered by the option are not at the time of exercise subject to repurchase by the Company.

     If a stock appreciation right granted with respect to an option is exercised, the option will cease to be exercisable and will be cancelled to the extent the number of shares with respect to which the stock appreciation right was exercised. Upon the exercise or termination of an option, related stock appreciation rights will terminate to the extent of the number of shares as to which the option was exercised or terminated, except that, unless otherwise determined by the Committee at the time of grant, a stock appreciation right granted with respect to less than the full number of shares covered by a related option will not be reduced until the number of shares covered by exercise or termination of the related option exceeds the number of shares not covered by the stock appreciation right. A stock appreciation right granted independently from an option will terminate and will be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 15 years from the date of grant. Upon the termination of employment or consulting relationship for any reason, a stock appreciation right granted with respect to an option will be exercisable wholly to the extent to which the option is then exercisable.

     (c) Restricted Stock

     Participants awarded restricted stock, within 45 days of receipt of the applicable Award Agreement, which in no event will be later than ten days after the Award grant date, will pay to the Company, if required by applicable law, an amount equal to the par value of the Common Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of restricted stock will lapse.

     Subject to the provisions of the Equity Plan and the Award Agreement, during a period set by the Committee, commencing with, and not exceeding 15 years from, the date of such award (the "Restriction Period"), the participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

     Unless otherwise determined by the Committee, cash dividends with respect to shares of restricted stock will be automatically reinvested in additional restricted stock, and dividends payable in Common Stock will be paid in the form of restricted stock. Subject to the provisions of the Equity Plan and except as otherwise provided in the Award Agreement, upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction will be forfeited by the participant.

     (d) Stock Purchase Rights

     The Committee may grant stock purchase rights which will enable the recipients to purchase Common Stock at a price equal to not less than 50%, and not more than 100%, of its fair market value on the date of grant.

     Stock purchase rights will be exercisable for a period determined by the Committee not exceeding 30 days from the date of grant. The Committee, however, may provide that, if required under Rule 16b-3, stock purchase rights granted to persons subject to Section 16(b) of the Exchange Act will not become exercisable until six months and one day after the grant date and will then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with the Equity Plan.

     (e) Convertible Debentures

     Each debenture will be due on the date set by the Committee at the time of the Award, but not later than 5 years from the date of grant (the "Due Date"). The debentures will be issued for a price at least equal to the principal amount of the debenture, and will accrue interest, from the date of issuance, at the rate, fixed or variable, set by the Committee at the time of the Award.

     Debentures will be convertible prior to the Due Date into fully paid and nonassessable shares of Common Stock at such time as the Committee will determine and to the extent the terms and conditions of the Award are met. The rate at which principal of a debenture may be converted into Common Stock will be set by the Committee at the time of the Award at not less than 50%, and not more than 100%, of the fair market value on the grant date. In the event of termination of employment or consulting relationship for any reason prior to the Due Date, the participant's conversion rights will terminate as set forth in the Award Agreement.

     (f) Performance Shares

     The Committee will determine the nature, length and starting date of the performance period (the "Performance Period") for each performance share granted. The consideration payable by a participant with respect to a performance share will be an amount determined by the Committee in the exercise of the Committee's discretion at the time of such grant; provided, that the amount of consideration may be zero and may in no event exceed 50% of the fair market value at the time of grant. The Committee will determine the performance objectives to be used in awarding performance shares and the extent to which such performance shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to performance shares that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee will determine for each performance share subject to such Performance Period the number of shares of Common Stock (which may constitute restricted stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such performance share are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine or amounts equivalent to dividends paid will be payable with respect to performance shares.

     Except as otherwise provided in the Award Agreement or determined by the Committee, if a participant terminates employment during a Performance Period for any reason, then the participant will not be entitled to any payment with respect to the performance shares subject to the Performance Period.

PAYMENT FOR THE SHARES

     Participants will make all or any portion of any payment due to the Company with respect to a consideration payable for, upon exercise of, or for federal, state, local or foreign tax payable in connection with, an Award by delivery of cash; and if and only to the extent authorized by the Committee, all or any portion of such payment may be made by delivery of any property (including a promissory note of the participant or shares of Common Stock or other securities) other than cash, so long as, if applicable, such property constitutes valid consideration for the Common Stock under applicable law subject to certain limitations.

TRANSFER RESTRICTIONS

     No Award will be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution, and during the life of a participant, an Award will be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP; CHANGE IN CONTROL

     In the event of termination of employment or consulting relationship for any reason other than death or disability, Awards held at the date of such termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three months after the date of such termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If the termination is due to death or disability, or a participant dies or becomes disabled within the period that the Award remains exercisable or payable, as the case may be, after the termination, only Awards held at the date of death or disability (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of disability, by the participant's personal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within 18 months after the death or one year after the disability, as the case may be, of the participant or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award). In the event of a termination by reason of the participant's retirement (as determined in the exercise of the Committee's sole discretion), Awards may be exercised in whole or in part at any time within two years after the date of such termination, or such lesser period specified in the Award Agreement; provided, however, that in no event will an Award be exercisable after the expiration date of the Award.

     Upon a change of control, Awards will become fully exercisable and vested subject to certain conditions including compliance with Section 16(b) of the Securities Exchange Act of 1934, as amended.

TERM OF THE PLAN AND AMENDMENTS

     The Board may amend, alter, or discontinue the Equity Plan, but no amendment, alteration or discontinuance will be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Equity Plan to comply with Rule 16b-3 or, with respect to revisions solely as they relate to incentive stock options, to the extent required for the Equity Plan to comply with Section 422 of the Code, the Board may not amend or alter the Equity Plan without stockholder approval, where such amendment or alteration would (1) except as expressly provided in the Equity Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Equity Plan; (2) except as expressly provided in the Equity Plan, change the minimum price terms of stock options, stock purchase rights or debentures; (3) change the class of employees and consultants eligible to participate in the Equity Plan; (4) extend the maximum term of a stock option or the minimum exercise period of stock purchase rights; or (5) materially increase the benefits accruing to participants under the Equity Plan.

     The Board may, at any time without stockholder approval, amend the Equity Plan and the terms of any Award outstanding under the Equity Plan, provided that such amendment is designed to maximize federal income tax benefits accorded to Awards or to comply with Rule 16b-3 and provided further, that with respect to outstanding Awards, the participant consents to such amendment.

     The Equity Plan will terminate on December 21, 1999, and thereafter no options may be granted under the Equity Plan. All options outstanding at the time of termination of the Equity Plan will continue in full force and effect according to the terms of the Award Agreements governing such options and the terms and conditions of the Equity Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material federal income tax consequences to participants in the Equity Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Certain of the issues discussed, including the tax consequences of Deep Discount Options and convertible debentures and the use of already-owned stock as payment of the exercise price for options, are not free from doubt.

     (a) Nonqualified Stock Options

     Participants who hold nonqualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a nonqualified stock option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

     The tax consequences resulting from the exercise of a nonqualified option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings, the Internal Revenue Service has taken the position (i) that, to the extent an equivalent value of shares is acquired, the participant will recognize no gain and the participant's basis in the shares acquired upon such exercise will be equal to the participant's basis in the surrendered shares,
(ii) that any additional shares acquired upon such exercise will be compensation to the participant, taxable under the rules described above, and (iii) that the participant's basis in such additional shares will be equal to their fair market value.

     (b) Incentive Stock Options

     Participants who hold incentive stock options will not be considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of shares of Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise (whether or not such participant is subject to Section 16(b) of the Exchange
Act). If shares of Common Stock acquired upon the exercise of an incentive stock option are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess, if any, of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the participant has ordinary income upon sale or other disposition of the shares of Common Stock.

     The difference between the fair market value of Common Stock on the exercise date and the exercise price of an incentive stock option is deemed to be a "tax preference" under the alternative minimum tax rules of the Code.

     The tax consequences resulting from the exercise of an incentive stock option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position (i) that generally the participant will recognize no income upon such stock-for-stock exercise (subject to the discussion above),
(ii) that, to the extent an equivalent number of shares is acquired, the participant's basis in the shares acquired will be equal to the participant's basis in the surrendered shares increased by any compensation income recognized by the participant, (iii) that the participant's basis in any additional shares acquired upon such exercise is zero, and (iv) that any sale or other disposition of such acquired shares within the one-year or two-year periods referenced above will be viewed as a disposition of the shares with the lowest basis first.

     (c) Stock Appreciation Rights

     Participants who hold stock appreciation rights do not recognize income as a result of a grant of a stock appreciation right, but normally recognize compensation taxable at ordinary income rates upon exercise of the stock appreciation right equal to the amount of cash and/or the then fair market value of any shares of Common Stock received. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a stock appreciation right for less than six months and receives Common Stock in settlement of such stock appreciation right, the ordinary income portion generally would be calculated using the fair market value of the Common Stock upon the lapse of the six-month period from the date of grant of such right rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income.

     (d) Deep Discount Options

     The intended tax consequences to participants and the Company with respect to Deep Discount Options would be the same as those which apply to nonqualified stock options, as discussed above. However, there is a substantial risk that if the exercise price of the option relative to the fair market value of the Common Stock on the date the option is granted is too low, the Internal Revenue Service might take the position that the grant of the Deep Discount Option constitutes a transfer of Common Stock to the optionee, which transfer would be taxable to the optionee as if the option were restricted stock, as described below, or that the grant of the Deep Discount Option is otherwise taxable to the optionee under various theories, such as constructive receipt of income under Section 451 of the Code.

     (e) Restricted Stock

     An employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code.

However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b), the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and, subject to Section 162(m) of the Code discussed below, the Company will be entitled to a deduction in the same amount.

     (f) Convertible Debentures

     The tax consequences resulting from grants and conversions of convertible debentures is highly uncertain. The intended tax consequences would be that a participant would recognize no taxable income at the time a convertible debenture is either received or converted into Common Stock according to its terms. However, there is a substantial risk that, depending upon the terms of the convertible debenture and its conversion privilege, the Internal Revenue Service might take the position that the grant of the convertible debenture constitutes a taxable transfer of property to the participant (subject to the tax consequences applicable to restricted stock, discussed above) or that the conversion of the debenture constitutes a taxable exercise of an option (subject to the tax consequences applicable to nonqualified stock options, discussed above).

     (g) Performance Shares

     A participant who has been granted a performance share will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant will have ordinary income, and, subject to Section 162(m) of the Code discussed below, the Company will be entitled to a corresponding deduction.

SECTION 162(M) OF THE CODE

     Under Section 162(m) of the Code, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). In its current form, the Company's Equity Plan does not conform to the performance-based exception under Section 162(m); however, under a transitional rule adopted by the Internal Revenue Service for private companies which become publicly held, in general, Section 162(m) does not apply to remuneration paid under a plan that existed during the period in which the corporation was not publicly held prior to the earlier of the following dates:
(i) the expiration of the plan, (ii) the material modification of the plan,
(iii) the issuance of all employer stock and other compensation that has been allocated under the plan, or (iv) the first meeting of the corporation's shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation's public offering occurred.

                  APPROVAL OF THE AMENDMENT TO THE OPTION PLAN

     On June 11, 1996, the Board of Directors of the Company, subject to stockholder approval, unanimously adopted the Amendment to the Option Plan increasing the number of shares available for issuance under the Option Plan from 407,857 shares to 550,000 shares.

     The Board of Directors believes that the Option Plan, as amended, is desirable to (a) furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits; (b) encourage selected employees and consultants to accept or continue employment with the Company or its subsidiaries; and (c) increase the interest of selected employees and consultants in the Company's welfare through their participation in the growth in value of the Common Stock of the Company. Options granted under the Option Plan may be either incentive stock options ("ISOs") or nonqualified stock options ("NQOs"), as defined under the Code.

     FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE AMENDMENT TO THE OPTION PLAN.

     Through June 30, 1996, 407,857 shares of Common Stock were reserved for issuance upon exercise of options under the Option Plan as presently in effect. As of June 30, 1996, 74,093 shares remained issuable under the Option Plan and 267,015 shares were subject to outstanding options.

DESCRIPTION OF THE OPTION PLAN

     The principal features of the Option Plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the Option Plan, copies of which will be available at the Annual Meeting and may also be obtained by making written request to the Company's Secretary.

ADMINISTRATION OF THE PLAN

     The Option Plan is administered by the Board. Subject to the terms and conditions of the Option Plan, the Board has full and final authority in its absolute discretion to (a) select the employees to whom options will be granted;
(b) determine the number of shares of Common Stock subject to any option; (c) determine the time or times when options will be granted; (d) determine the option price of shares of Common Stock subject to an option; (e) determine the time or times when each option may be exercised and the duration of the exercise period; (f) determine at the time of grant of an option whether and to what extent such option is an incentive stock option; and (g) construe and interpret the Option Plan, the rules and regulations and the instruments evidencing options granted under the Option Plan and make all other determinations deemed necessary or advisable for the administration of the Option Plan.

     Any decision made or action taken by the Board in connection with the administration, interpretation, implementation and application of the Option Plan will, to the extent permitted by law, be conclusive and binding upon all optionees under the Option Plan.

SECURITIES SUBJECT TO THE PLAN

     The aggregate number of shares of Common Stock for which options may be granted under the Option Plan, as proposed to be amended, is limited to 550,000 shares of Common Stock. All shares of Common Stock which are the subject of expired options may be made available for reoffering under the Option Plan to any employee, but not the shares of Common Stock repurchased by the Company.

     The Option Plan provides for appropriate adjustments in the number and kind of shares subject to the Option Plan and the exercise price of the outstanding options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock. Notwithstanding the foregoing, the Company is not required to issue fractional shares as a result of any such adjustments.

PARTICIPATION IN THE PLAN

     Subject to certain restrictions, every person who at the date of option grant is a full-time employee of the Company or its subsidiaries will be eligible to receive NQOs or ISOs, and every person who at the date of option grant is a consultant to the Company or its subsidiaries will be eligible to receive NQOs under the Option Plan.

EXERCISE OF OPTIONS

     Except as necessary to satisfy the requirements of Section 422 of the Code, each option is immediately exercisable as of the effective date of the stock option agreement or at such other times as specified in the stock option agreement relating to such option. To exercise an option granted under the Option Plan, the optionee must deliver to the Company a written notice of exercise, full payment in cash of the exercise price for the shares with respect to which such option or portion thereof is thereby exercised, payment of any amount of all applicable federal and state withholding and employment taxes.

     In the absolute discretion of the Board, the exercise price may be paid in whole or in part with the optionee's full recourse promissory note payable on such terms and bearing such interest rate as determined by the Board or with shares of Common Stock owned by the optionee; provided, however, that if an optionee has exercised any portion of an option by delivery of Common Stock, optionee may not, within six months following such exercise, exercise any option by delivery of Common Stock. In the absolute discretion of the Board, an optionee may pay some or all of the withholding or employment taxes with a promissory note on such terms as the Board deems appropriate or with shares of Common Stock which are acquired upon exercise of the option or already owned by the optionee on the date of the option exercise, and such election will be irrevocable.

TERMS AND CONDITIONS OF NQOS

     NQOs granted under the Option Plan will have an exercise price not less than 85 percent of the fair market value of the stock subject to the option on the date of grant. Notwithstanding the foregoing, the exercise price of a NQO granted to any person who owns, directly or indirectly, (or is treated as owning by reason of attribution rules under the Code) stock of the Company constituting more than ten percent of the total combined voting power of all classes of the outstanding stock of the Company or its subsidiaries (a "Ten Percent Stockholder") will in no event be less than 110 percent of such fair market value. Unless an earlier expiration date is specified by the Board at the time of grant, each NQO will expire ten years and two days from the date of its grant, except that a NQO granted to any Ten Percent Stockholder will expire five years from the date of its grant.

TERMS AND CONDITIONS OF ISOS

     ISOs granted under the Option Plan will have an exercise price as determined in accordance with the applicable provisions of the Code and will in no event be less than the fair market value of the stock covered by the option at the time the option is granted, except that the exercise price of an ISO granted to any Ten Percent Stockholder will in no event be less than 110 percent of such fair market value. Unless an earlier expiration date is specified by the Board at the time of grant, each ISO will expire ten years from the date of its grant, except that an ISO granted to any Ten Percent Stockholder will expire five years from the date of its grant.

TRANSFER RESTRICTIONS OF OPTION RIGHTS

     No option granted under the Option Plan may be assigned or otherwise transferred by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an option will be exercisable only by the optionee.

MERGER, CONSOLIDATION OR OTHER TYPES OF REORGANIZATION

     New option rights may be substituted for an existing option or the Company's obligations as to options outstanding under this Option Plan may be assumed by another corporation in connection with any merger, consolidation or certain other types of reorganization in such manner so that the then outstanding options designated as ISOs will continue to be "incentive stock options" within the meaning of 422 of the Code. Notwithstanding the foregoing, if such options are not substituted or the obligations are not assumed by the new corporation, the options granted under the Option Plan will terminate (a) upon dissolution or liquidation of the Company, or similar occurrence, or (b) upon any merger, consolidation or similar occurrence in which the Company is not the surviving corporation; provided, however, that each optionee will be mailed a notice at least thirty-five days prior to such dissolution, liquidation, merger, consolidation or similar occurrence and will have at least thirty days after the mailing of such notice to exercise any unexpired option rights granted hereunder to the extent exercisable on the date of such event.

EXPIRATION OF OPTIONS

     No option granted under the Option Plan may be exercised by anyone after the expiration of three months from the date of the optionee ceases to be an employee or director of, or consultant to, the Company for any reason; provided, that option rights will be exercisable after such termination to the extent they were exercisable on the date of termination. If such termination is due to the death or disability of the optionee, the optionee, or the optionee's personal representative or any other person who acquires the option rights by will or laws of descent and distribution, may within twelve months after such termination exercise the option rights to the extent they were exercisable on the date of the termination.

REPURCHASE RIGHTS OF THE COMPANY

     At the sole discretion of the Board, shares of Common Stock issued under the Option Plan may be subject to right of repurchase in favor of the Company after the optionee ceases to be an employee or consultant. Such right of repurchase will be at the option exercise price and will expire in accordance with a schedule related to the date of the option grant, date of first employment or commencement of the consulting relationship or such other date as the Board may determine in its sole discretion. Determination of the number of shares subject to such right of repurchase will be made as of the date the employee's employment by, or consultant's consulting relationship with, the Company terminates, not as of the date that any option granted to such employee or consultant is exercised.

TERM OF THE PLAN AND AMENDMENTS

     The Board may at any time amend, alter or discontinue the Option Plan, but no amendment, alteration or discontinuance will be made which would impair the rights of an optionee under an outstanding option without the optionee's consent. With respect to ISOs, the Board may not amend or alter the Option Plan without shareholder approval in which such amendment or alteration would increase the total number of shares which may be issued on exercise of options (except in certain limited circumstances in which the Company's capital structure has changed), extend the duration of the Option Plan or change the eligibility requirements of the Option Plan. The Option Plan will terminate on March 15, 2000, and thereafter no options may be granted under the Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material federal income tax consequences to participants in the Option Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     (a) Nonqualified Stock Options

     Participants who hold nonqualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a nonqualified stock option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed above, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

     The tax consequences resulting from the exercise of a nonqualified option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings, the Internal Revenue Service has taken the position (i) that, to the extent an equivalent value of shares is acquired, the participant will recognize no gain and the participant's basis in the shares acquired upon such exercise will be equal to the participant's basis in the surrendered shares,
(ii) that any additional shares acquired upon such exercise will be compensation to the participant, taxable under the rules described above, and (iii) that the participant's basis in such additional shares will be equal to their fair market value.

     (b) Incentive Stock Options

     Participants who hold incentive stock options will not be considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of shares of Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise (whether or not such participant is subject to Section 16(b) of the Exchange Act). If shares of Common Stock acquired upon the exercise of an incentive stock option are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess, if any, of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, discussed above, the Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the participant has ordinary income upon sale or other disposition of the shares of Common Stock.

     The difference between the fair market value of Common Stock on the exercise date and the exercise price of an incentive stock option is deemed to be a "tax preference" under the alternative minimum tax rules of the Code.

     The tax consequences resulting from the exercise of an incentive stock option through the surrender of already-owned shares of Common Stock are uncertain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position (i) that generally the participant will recognize no income upon such stock-for-stock exercise (subject to the discussion above),
(ii) that, to the extent an equivalent number of shares is acquired, the participant's basis in the shares acquired will be equal to the participant's basis in the surrendered shares increased by any compensation income recognized by the participant, (iii) that the participant's basis in any additional shares acquired upon such exercise is zero, and (iv) that any sale or other disposition of such acquired shares within the one-year or two-year periods referenced above will be viewed as a disposition of the shares with the lowest basis first.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of June 30, 1996 with respect to shares of the Company's Common Stock which are held by persons known to the Company to be beneficial owners of more than 5% of such stock based upon information received from such persons. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                                  COMMON STOCK BENEFICIALLY OWNED
                                                                -----------------------------------
                                                                AMOUNT AND NATURE OF     PERCENT OF
             NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP       CLASS
- --------------------------------------------------------------  --------------------     ----------
Nazem and Company, L.P. III...................................        3,291,399             32.8%
  600 Madison Avenue
  New York, New York 10022
Benefit Capital Management Corporation(1).....................        1,745,813             17.3%
  39 Old Ridgebury Road
  Danbury, Connecticut 06817
The Prudential Insurance Company of America(2)................          633,000              6.3%
  751 Broad Street
  Newark, New Jersey 07102

- ---------------
(1) Benefit Capital Management Corporation, as investment manager for an account held by The Prudential Insurance Company of America ("Prudential") Separate Account No. VCA-GA-5298 on behalf of the Union Carbide Retirement Plan (the "Plan"), has voting power as to the shares of Common Stock held by it. Benefit Capital is a wholly-owned subsidiary of Union Carbide Corporation, a New York corporation ("UCC"). The Plan was established by UCC to provide retirement benefits for employees of UCC and its participating subsidiaries. In connection with the purchase of certain annuities by the Plan, Prudential has established a separate insurance account with respect to the Plan. Prudential disclaims beneficial ownership of the shares of Common Stock held by Benefit Capital on behalf of the Plan. Excludes 1,028,891 shares held of record by Nazem which are attributable to Benefit Capital's limited partnership interest in Nazem; Benefit Capital disclaims beneficial interest of such shares as it has no voting or dispositive power over any of such shares.

(2) Information obtained from Schedule 13G filed on February 13, 1996 by The Prudential Insurance Company of America ("Prudential"). Of the 633,000 shares of Common Stock beneficially owned by Prudential, it retains sole voting power and sole dispositive power as to 608,500 shares of Common Stock and shared voting power and shared dispositive power as to 24,500 shares of Common Stock.

                        OWNERSHIP OF STOCK BY MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of Common Stock by the Company's directors, the individuals named in the Summary Compensation Table, and all directors and executive officers as a group as of June 30, 1996. An asterisk denotes beneficial ownership of less than 1%.

                                                                                     SHARES      PERCENT
                                                                                  BENEFICIALLY      OF
     NAME OF BENEFICIAL OWNER                         POSITION                      OWNED(1)     CLASS(1)
- ----------------------------------  --------------------------------------------  ------------   --------
Fred Nazem(2).....................  Director                                         3,301,399      32.8%
Jeffrey M. Krauss(3)..............  Director                                         3,291,399      32.7
Thomas R. Mika(4).................  Director                                            85,574         *
Robert R. Anderson(4).............  Director                                            40,000         *
Robert V. Hery(5).................  Chairman of the Board, President and               507,284       4.9
                                      Chief Executive Officer
David Curtis(6)...................  Vice President, Finance and Administration,        118,783       1.2
                                      Chief Financial Officer, Secretary
                                      and Treasurer
Charles Desmond(7)................  Vice President, Worldwide Sales                    118,200       1.2
Barry Gottlieb(8).................  Vice President, Metal Sales                         43,478         *
Haresh C. Patnaik(9)..............  Vice President, Engineering                        118,784       1.2
Directors and Executive Officers
  as a group (16 persons)(10).....                                                   4,735,824      42.7%

- ---------------
 (1) Applicable percentage of ownership is based on 10,076,879 shares of Common Stock outstanding as of June 30, 1996. The number of shares of Common Stock beneficially owned and calculation of percent ownership, in each case, takes into account those shares underlying stock options that are currently exercisable, but which may or may not be subject to repurchase rights of the Company.

 (2) Includes 3,291,399 shares held by Nazem and Company III, L.P. ("Nazem"). Mr. Nazem is a general partner of Nazem and Associates III, L.P., the general partner of Nazem. Mr. Nazem disclaims beneficial ownership of shares held by Nazem, except to the extent of his ownership interest in Nazem. Includes options to purchase 10,000 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (3) Represents shares held by Nazem. Mr. Krauss is a general partner of Nazem and Associates III, L.P., the general partner of Nazem. Mr. Krauss disclaims beneficial ownership of shares held by Nazem, except to the extent of his ownership interest in Nazem.

 (4) Includes options to purchase 10,000 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (5) Includes 357,284 shares issuable pursuant to stock options which are currently exercisable, 113,901 of which were subject to repurchase rights as of June 30, 1996.

 (6) Includes 20,000 shares issuable pursuant to stock options which are currently exercisable, all of of which were subject to repurchase rights as of June 30, 1996 and 23,622 outstanding shares of Common Stock which were subject to repurchase rights as of June 30, 1996.

 (7) Includes 50,156 shares issuable pursuant to stock options which are currently exercisable, 43,438 of which were subject to repurchase rights as of June 30, 1996.

 (8) Includes 674 shares issuable pursuant to stock options which are currently exercisable, none of which is subject to repurchase rights as of June 30, 1996.

 (9) Includes 93,784 shares issuable pursuant to stock options which are currently exercisable, 40,654 of which were subject to repurchase rights as of June 30, 1996.

(10) Includes (i) 1,014,220 shares issuable pursuant to stock options which are currently exercisable, 563,892 of which were subject to repurchase rights as of June 30, 1996, and (ii) 23,622 outstanding shares of Common Stock, all of which were subject to repurchase rights as of June 30, 1996. Excludes options to purchase 60,000 shares of Common Stock which are not exercisable within 60 days.

                            STOCK PRICE PERFORMANCE

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     In October 1995, the Company completed its initial public offering. Therefore, five year data is unavailable. The comparison covers the period from October 19, 1995 to March 31, 1996, the last trading day of the Company's 1996 fiscal year. The past performance shown for the Company's Common Stock is not necessarily indicative of future performance.

                 COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*
           AMONG TEGAL CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                                AND A PEER GROUP

      MEASUREMENT PERIOD             TEGAL                       NASDAQ STOCK
    (FISCAL YEAR COVERED)         CORPORATION     PEER GROUP      MARKET- US
10/19/95                                   100             100             100
12/31/95                                    80              74             101
3/31/96                                     61              63             106

     The peer group chosen by the Company consists of the following corporations: Applied Materials Inc., Gasonics International Corp., Genus Inc., KLA Instruments Inc., Lam Research Corp., Mattson Technology Inc., Novellus Systems Inc., Ontrak Systems Inc., Plasma & Materials Technologies Inc., Submicron Systems Corp., and Tencor Instruments.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent holders are required to furnish the Company with copies of all such forms which they file.

     To the Company's knowledge, based solely on the Company's review of such reports or written representations from certain reporting persons, the Company believes that during fiscal 1996 all filing requirements applicable to its officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with.

                              CERTAIN TRANSACTIONS

     The Company was formed in December 1989 to acquire substantially all of the assets of the former Tegal Corporation (the "Predecessor Company"), then a wholly-owned subsidiary of Motorola, in a private investor acquisition (the "Acquisition") primarily funded by Nazem and Company III, L.P. ("Nazem"). In December 1989, in connection with the Acquisition, the Company sold 2,057,141 shares of Series A Preferred Stock to Nazem at a price of $2.43 per share and in November 1991, the Company sold 1,234,258 shares of Series A Preferred Stock to Nazem at the same price per share. Nazem converted all such shares of Series A Preferred Stock into Common Stock on a 1-for-1 basis upon the closing of the IPO in October 1995.

     In December 1989, in connection with the Acquisition, Benefit Capital Management Corporation ("Benefit Capital"), as an investment manager for a separate account, provided the Company a term loan in the aggregate principal amount of $8.0 million, and in partial consideration for such loan, the Company granted Benefit Capital, through the investment manager, a warrant to purchase 228,571 shares of Series A Preferred Stock at an exercise price of $2.43 per share (the "Series A Warrant"). In November 1991, the Company issued Benefit Capital, on behalf of such account, 822,838 shares of Series A Preferred Stock for $2.0 million, or $2.43 per share. In March 1993, the Company and Benefit Capital, on behalf of such account, converted the $8.0 million term loan and approximately $1.2 million of accrued and unpaid interest thereon into 876,190 shares of Series C Preferred Stock and 876,190 shares of Series D Preferred Stock. Benefit Capital converted all shares of Series A, Series C and Series D Preferred Stock held by it on behalf of such account into shares of Common Stock on a 1-for-1 basis upon the closing of the IPO in October 1995. In December 1994, the Company and Benefit Capital agreed that the Company would issue to Benefit Capital, on behalf of such account, 154,285 shares of Common Stock in exchange for the cancellation of the Series A Warrant.

     In connection with his employment, the Company provided Stephen P. DeOrnellas with certain special compensation relating to Mr. DeOrnellas' relocation. In fiscal 1992, the Company paid Mr. DeOrnellas $116,518 related to losses suffered by Mr. DeOrnellas in selling his home, $2,950 for tax return preparation fees, and $71,406 to cover federal income taxes due on these payment amounts. In fiscal 1994, the Company forgave a $97,502 bridge loan to Mr. DeOrnellas made in connection with his relocation and paid Mr. DeOrnellas $78,816 to cover the federal income taxes due on this payment. No further reimbursable relocation expenses are owed to Mr. DeOrnellas by the Company.

     Mr. Thomas R. Mika, a director of the Company, was retained by the Company as a consultant to assist the Company in his capacity as a Vice President of International Management Technology Corporation (IMTEC), a consulting and investment banking firm that specializes in facilitating strategic alliances between U.S. and Japanese technology-based companies. Pursuant to a consulting agreement between the Company and IMTEC, the Company paid IMTEC $30,000 upon the closing of the IPO for services rendered relating to the Company's financing activities. As payment for certain services provided by IMTEC pursuant to a prior consulting arrangement, which has been terminated, the Company issued IMTEC an aggregate of 83,971 shares of Common Stock in fiscal 1993, fiscal 1994 and fiscal 1995.

     The Company believes that the foregoing transactions were in its best interests. It is the Company's policy that all transactions by the Company with officers, directors, 5% stockholders and their affiliates will in the future be entered into only if such transactions are approved by a majority of the disinterested independent directors, are on terms no less favorable to the Company than could be obtained from unaffiliated parties, and are reasonably expected to benefit the Company.

     For further information regarding certain additional transactions with directors, see "Director Compensation" and "Compensation Committee Interlocks and Insider Participation."

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") audited the Company's financial statements for the fiscal year ended March 31, 1996. In connection with its audit of the Company's consolidated financial statements for the fiscal year ended March 31, 1996, KPMG reviewed the Company's Annual Report to Stockholders, its filings with the Securities and Exchange Commission and its unaudited quarterly financial information. Representatives of KPMG are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is expected that they will be available to respond to appropriate questions from the stockholders at the meeting.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 1997 ANNUAL MEETING

     The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for the Company's annual meetings of stockholders. A proposal to be presented at the 1997 annual meeting must be received at the Company's principal executive offices no later than April 8, 1997 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in the Company's Bylaws.

                                 OTHER MATTERS

     The Company is not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

     The Company's 1996 Annual Report for the fiscal year ended March 31, 1996 has been mailed with this Proxy Statement.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION


                                          /s/ David Curtis

                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 5, 1996

STOCKHOLDERS OF RECORD ON JULY 17, 1996 MAY OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 S. MCDOWELL BOULEVARD, P.O. BOX 6020, PETALUMA, CALIFORNIA 94955-6020.

                                                                      APPENDIX A

PROXY                           TEGAL CORPORATION                          PROXY

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 10, 1996.

   The undersigned hereby appoints Robert V. Hery and David Curtis, and each of them, with full power of substitution in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 10, 1996, and any and all adjournments thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3.

   The Board of Directors recommends that you vote FOR the nominees in Proposal 1, and FOR adoption of Proposals 2 and 3.

   1. Election of Directors: Robert V. Hery, Jeffrey M. Krauss, Thomas R. Mika, Fred Nazem and Edward A. Dohring

    FOR all nominees listed                  WITHHOLD AUTHORITY to vote     INSTRUCTIONS: To withhold authority to vote
    (except as marked to the contrary)       for all nominees listed        for any individual nominee, strike a line
                / /                                      / /                through the nominee's name in the list above.

   2. Proposal to adopt the Amendment to the Equity Plan which is being proposed by the Board of Directors.

                   FOR                  AGAINST                 ABSTAIN
                   / /                    / /                     / /

   3. Proposal to adopt the Amendment to the Option Plan which is being proposed by the Board of Directors.

                   FOR                  AGAINST                 ABSTAIN
                   / /                    / /                     / /


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

    4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournments thereof.

                                              ANY PREVIOUS PROXY EXECUTED BY THE
                                              UNDERSIGNED IS HEREBY REVOKED.

                                              Receipt of the notice of the
                                              Annual Meeting and the Proxy
                                              Statement is hereby acknowledged.

                                              Dated , 1996

                                              ----------------------------------

                                              ----------------------------------
                                              Signature of Stockholder

                                              Note: Please sign exactly as
                                              addressed hereon. Joint owners
                                              should each sign. Executors,
                                              administrators, trustees,
                                              guardians and attorneys should so
                                              indicate when signing. Attorneys
                                              should submit powers of attorney.
                                              Corporations and partnerships
                                              should sign in full corporate or
                                              partnership name by an authorized
                                              officer.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

                                                                      Appendix B

                             1990 STOCK OPTION PLAN
                                       OF
                           TEGAL CORPORATION LIMITED


        1. PURPOSE OF THE PLAN

        The purposes of the 1990 Stock Option Plan (the "Plan") of TEGAL CORPORATION LIMITED, a Bermuda corporation (the "Company") are to:

        (a) Furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits; and

        (b) Encourage selected employees and consultants to accept or continue employment with the Company or its Affiliates; and

        (c) Increase the interest of selected employees and consultants in the Company's welfare through their participation in the growth in value of the Common Stock of the Company (the "Common Stock").

        To accomplish the foregoing objectives, this Plan provides a means whereby employees and consultants of the Company and its Affiliates may receive options to purchase Common Stock. Options granted under this Plan to employees of the Company or its Affiliates will be either nonqualified options ("NQOs") subject to federal income taxation upon exercise or incentive stock options ("ISOs") not subject to immediate federal income taxation upon exercise. Options granted under this Plan to consultants to the Company or its Affiliates will be NQOs subject to federal income taxation upon exercise.

        2. ELIGIBLE PERSONS

        Every person who at the date of grant is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to the Company or to any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Section 425) of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"). The term "employee" includes any non-officer, non-director, regular employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

        3.      STOCK SUBJECT TO THIS PLAN

        The total number of shares of stock which may be granted pursuant to this Plan is 800,000 shares of Common Stock. The shares covered by the portion of any grant which expires unexercised under the Plan, but not the shares repurchased by the Company, in accordance with the terms of the Plan shall become available again for grants under the Plan. The number of shares reserved for purchase under the Plan is subject to adjustment in accordance with the provisions for adjustment in the Plan.

        4.      ADMINISTRATION

        This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board which shall not have less than two Board members (in either case, the "Committee"). Subject to the provisions of this Plan, the Committee shall have the authority to select the persons to receive options under this Plan, to fix the number of shares that each optionee may purchase, to set the terms and conditions of each option (including whether each option should be an NQO or an ISO), and to determine all other matters relating to this Plan. The Committee may act only by a majority of its members, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee. All questions of interpretation, implementation, and application of this Plan shall be determined by the Committee. Such determination shall be final and binding on all persons.

        5.      GRANTING OF OPTIONS

        No options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board of Directors.

        Each option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an option. The agreement shall specify whether each option it evidences is an NQO or an ISO.

        The Committee may approve the grant of options under this Plan to persons who are expected to become employees or consultants of the Company, but are not employees or consultants at the date of approval. In such cases, the option shall be deemed granted, without further approval, on the date the grantee becomes an employee or consultant and must satisfy all requirements of this Plan for options granted on that date.

        6. TERMS AND CONDITIONS OF OPTIONS

        Each option granted under this Plan shall be designated as a NQO or an ISO. Each option shall be subject to the terms and conditions set forth in
Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

        6.1 Terms and Conditions to Which All Options Are Subject. All options granted under this Plan shall be subject to the following terms and conditions:

                6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made in (a) the number and class of shares of stock subject to this Plan and each option outstanding under this Plan, and (b) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

                6.1.2 Corporate Transactions. New option rights may be substituted for the option rights granted under this Plan, or the Company's obligations as to options outstanding under this Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, in such manner that the then outstanding options which are ISOs will continue to be "incentive stock options" within the meaning of Section 422A of the Code to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of Section 6.1.1, if such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new and substantially equivalent option rights for the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate (a) upon dissolution or liquidation of the Company, or similar occurrence, or (b) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each optionee shall be mailed notice at least thirty-five (35) days prior to such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, and shall have at least thirty (30) days after the mailing of such notice to exercise any unexpired option rights granted hereunder to the extent exercisable on the date of such event.

        6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422A of the Code and subject to Section 5, options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the option, or (b) at such other times as are specified in the written stock option agreement relating to such option.

        6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5, the date of grant of an option under this Plan shall be the date as of which the Committee approves the grant. No option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

        6.1.5 Nonassignability of Option Rights. No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an option shall be exercisable only by the optionee.

        6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an option is granted or exercised, the Committee, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                (a) Acceptance of the optionee's full recourse promissory note for all or part of the option price, payable on such terms and bearing such interest rate as determined by the Committee (but in no event less than the minimum interest rate specified by federal tax law at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Committee shall approve (including, without limitation, by a security interest in the shares of the Company); and

                (b) Delivery by the optionee of Common Stock already owned by the optionee for all or part of the option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any option granted under this Plan by delivery of Common Stock.

                6.1.7 Termination of Employment. Option rights granted under this Plan, to the extent such rights have not then expired or been exercised, shall terminate three months after an optionee ceases, for any reason, to be an employee or director of, or consultant to, the Company or any Affiliate of the Company, and shall not be exercisable on or after said date; provided, that option rights granted under this Plan shall be exercisable after termination of employment or consultancy only to the extent they were exercisable on the date of the termination; and provided further, that if termination of employment or the consulting relationship is due to the disability or death of the optionee, the optionee, or the optionee's personal representative or any other person who acquires the option rights from the optionee by will or the applicable laws of descent and distribution, may within twelve months after the termination of employment or the consulting relationship, exercise the rights to the extent they were exercisable on the date of the termination. A transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed a termination of employment or the consulting relationship or a break in continuous employment or consulting relationship.

                6.1.8 Repurchase of Stock. At the option of the Committee, the stock to be delivered pursuant to the exercise of any option granted to an employee or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee or consultant whose employment or consultancy with the Company, as the case may be, is terminated. Such right of repurchase shall be at the option exercise price and shall expire in accordance with a schedule related to the date of the grant of the option, the date of first employment or commencement of the consultant relationship, or such other date as may be set by the Committee (in any case, the "Vesting Base Date") with respect to each option grant, as determined by the Board of Directors. Determination of the number of shares subject to such right of repurchase shall be made as of the date the employee's employment by, or consultant's consulting relationship with, the Company terminates, not as of the date that any option granted to such employee or consultant is exercised.

                6.1.9 Withholding and Employment Taxes. At the time of exercise of an option, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Committee may, in the exercise of the committee's sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Committee deems appropriate. If and to the extent authorized by the Committee in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock which are acquired upon exercise of the option or other securities of the Company withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of exercise of such option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such option, subject to the following limitations:

                        (a)     such election shall be irrevocable; and

                        (b) such election shall be subject to the disapproval of the Committee at any time.

Any securities so withheld or tendered with be valued by the Company as of the Tax Date.

                6.1.10 Other Provisions. Each option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the option as an "incentive stock option" within the meaning of Section 422A of the Code. If options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees or consultants, such options shall further provide that the right of first refusal shall terminate upon the earlier of (i) the closing of the Company's initial registered public offering to the public generally, or (ii) the date ten (10) years after the grant date as set forth in Section 6.1.4.

                6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                        (a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

                (b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                (c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

        6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                6.2.1 Exercise Price. The exercise price of a NQO shall be not less than 85 percent of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the option on the date of grant, except that the exercise price of a NQO granted to any person who owns, directly or indirectly, (or is treated as owning by reason of attribution rules, currently set forth in Code Section 425) stock of the Company constituting more than ten percent of the total combined voting power of all classes of the outstanding stock of the Company or of any Affiliate of the Company (a "Ten Percent Shareholder"), shall in no event be less than 110 percent of such fair market value.

                6.2.2 Option Term. Unless an earlier expiration date is specified by the Committee at the time of grant, each NQO granted under this Plan shall expire ten years and two days from the date of its grant, except that a NQO granted to any Ten Percent Shareholder shall expire five years from the date of its grant.

        6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                6.3.1 Exercise Price. The exercise price of an ISO, which shall be approved by the Board of Directors, shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined as described in Section 6.1.11) of the stock covered by the option at the time the option is granted, except that the exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110 percent of such fair market value.

                6.3.2 Expiration. Unless an earlier expiration date is specified by the Committee at the time of grant, such ISO granted under this Plan shall expire ten years from the date of its grant, except that an ISO granted to any Ten Percent Shareholder shall expire five years from the date of its grant.

                6.3.3 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of within two years form the date of grant of the option or within one year after the transfer of the stock to the optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

        7.  MANNER OF EXERCISE

        An optionee wishing to exercise an option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Committee, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such option was exercised.

        Promptly after receipt of written notice of exercise of an option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the option until the date of issuance of a stock certificate.

        8.  EMPLOYMENT OR CONSULTING RELATIONSHIP

        Nothing in this Plan or any option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of, or to consult with, the Company (as the case may be) or any of its Affiliates.

        9.      FINANCIAL INFORMATION

        The Company shall provide during the period an option is outstanding to each holder of such option a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company's fiscal year during the period options are outstanding.

        10.     AMENDMENT OR TERMINATION

        The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of an optionee under an outstanding option without the optionee's consent. In addition, with respect to provisions solely as they relate to ISOs, to the extent required for the Plan to comply with Section 422A of the Code, the Board may not amend or alter the Plan without the approval of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

        (a) Except as is provided in Section 6.1.1 of this Plan, increase the total number of shares of stock reserved for the purposes of this Plan;

        (b)     Extend the duration of this Plan; or

        (c) Change the class of persons eligible to receive options granted hereunder.

        The Board of Directors may, at any time without shareholder approval, amend the Plan and the terms of any option outstanding under the Plan, provided that such amendment is designed to maximize federal income tax benefits accorded to employee stock options and provided further, that with respect to outstanding options, the optionee consents to such amendment.

        11.     EFFECTIVE DATE OF THIS PLAN

        This Plan shall become effective upon adoption by the Board of Directors, provided, however, that no option shall be exercisable unless and until written consent of the shareholders of the Company, or approval by shareholders of the Company voting at a validly called shareholders meeting and holding a majority of the voting power of the shares of the Company, is obtained within 12 months after adoption by the Board of Directors. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

                                                                      Appendix C

                            TEGAL CORPORATION LIMITED

                   AMENDED AND RESTATED EQUITY INCENTIVE PLAN

SECTION 1.        PURPOSE; DEFINITIONS.

         (a) Purpose. The purpose of the Plan is to provide selected eligible employees of, and consultants to Tegal Corporation Limited, a Bermuda corporation, its subsidiaries and Affiliates an opportunity to participate in Tegal Corporation Limited's future by offering them long-term performance-based and other incentives and equity interests in Tegal Corporation Limited so as to retain, attract and motivate management personnel.

         (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

                    (i) "Affiliate" means a parent or subsidiary corporation, as defined in the applicable provisions (currently Section 425) of the Code.

                    (ii) "Award" means any award under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Stock Purchase Right, Debenture or Performance Share Award.

                    (iii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

                    (iv) "Board" means the Board of Directors of the Company.

                    (v) "Change in Control" has the meaning set forth in Section 11(a).

                    (vi) "Change in Control Price" has the meaning set forth in
         Section 11(c).

                    (vii) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor.

                    (viii) "Commission" means the United States Securities and Exchange Commission and any successor agency.

                    (ix) "Committee" means the Committee referred to in Section 2, or the Board in its capacity as administrator of the Plan in accordance with Section 2.

                    (x) "Company" means Tegal Corporation Limited, a Bermuda corporation.

                    (xi) "Debenture" means a convertible debenture granted under
         Section 9.

                    (xii) "Deep Discount Option" means an option described in
         Section 5(b)(i) and (iii).

                    (xiii) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

                    (xiv) "Disinterested Person" has the meaning set forth in Rule 16b-3(d)(3) under the Exchange Act, and any successor definition adopted by the Commission.

                    (xv) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor.

                    (xvi) "Fair Market Value" means as of any given date:

                          (x) If the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in The Wall Street Journal or similar publication.

                          (y) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                          (z) In the absence of an established market for the Stock, as determined in good faith by the Committee, with reference to the company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry aid its management, and the values of stock of other corporations in the same or a similar line of business.

                 (xvii) "Incentive Stock Option" means any option intended to be and designated as an "incentive stock option" within the meaning of
         Section 422A of the Code.

                  (xviii) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option or a Deep Discount Option.

                  (xix) "Option" means an option granted under Section 5.

                  (xx) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market value of one share of Stock.

                  (xxi) "Performance Share Award" means an Award under Section
         10.

                  (xxii) "Plan" means this Tegal Corporation Limited Equity Incentive Plan, as amended from time to time.

                  (xxiii) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 7.

                  (xxiv) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

                  (xxv) "Stock" means the Common Stock, $.01 par value, of the Company, and any successor security.

                  (xxvi) "Stock Appreciation Right" means an Award granted under
         Section 6.

                  (xxvii) "Stock Purchase Right" means an Award granted under
         Section 8.

                  (xxviii) "Subsidiary" has the meaning set forth in Section 425 or the Code.

                  (xxix) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, an employee of, or a consultant to, the Company, a subsidiary or an Affiliate.

SECTION 2.        ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board, composed, to the extent required to comply with Rule 16b-3 (unless the Committee determines that Rule 16b-3 is not applicable to the Plan), of not less than three Disinterested Persons appointed by a Board. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee (i) may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee and (ii) so long as not otherwise required or the Plan to comply with Rule 16b-3

(unless the Committee determines that Rule 16b-3 is not applicable to the Plan), may delegate to one or more officers or directors of the Company authority to grant Awards to persons who are not subject to Section 6 of the Exchange Act with respect to Stock. The Board at any time may abolish the Committee and revest in the Board the administration: of the Plan.

         (b) Authority. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

                  (i) select the officers, other employees and consultants to whom Awards may be granted;

                  (ii) determine whether and to what extent Awards are to be granted under the Plan;

                  (iii) determine the number of shares to be covered by each Award granted under the Plan;

                  (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

                  (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

         (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, interpret the terms and provisions of the Plan, any Award and any Award Agreement and otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.        STOCK SUBJECT TO PLAN.

         (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan shall be 3,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against a 3,000,000 share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. If any shares of Stock subject to an Award are repurchased by the Company, the shares issuable under such Award shall again be available for issuance in connection with Awards other than Options and Stock Appreciation Rights. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan.

         (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number and purchase price of shares subject to outstanding Stock Purchase Rights and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, that the number of shares subject to any Award shall always be rounded down to the nearest whole number. Such adjusted exercise price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

SECTION 4.        ELIGIBILITY.

         Awards may be granted to officers and other employees of, and consultants to, the Company, its subsidiaries and Affiliates (excluding any person who serves only as a director).

SECTION 5.        STOCK OPTIONS.

         (a) Types. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Deep Discount Options, Non-Qualified Stock Options or any type of Option (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 425 of the Code) or Subsidiaries. Any portion of an Option that does not qualify as an Incentive Stock Option shall constitute Non-Qualified Stock Option.

         (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions:

                  (i) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, no Deep Discount Option shall be exercisable more than 12 years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than 15 years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option the optionee owns directly or by attribution stock possessing more than lot of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the Incentive Stock Option shall not be exercisable more than five years after the date of grant.

                  (ii) Grant Date. The Company may grant Options under the an at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option; provided, that no Option may be exercised prior to execution of the applicable Award Agreement. However, if an option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

                  (iii) Exercise Price. The exercise price per share of Stock purchasable under a Non-Qualified Stock Option shall be equal to at least 50%, and not more than 100%, of the Fair Market value on the date of grant. The exercise price per share of Stock purchasable under a Deep Discount Option shall be equal to at least 10% (or such other minimum price as may be established by the Internal Revenue Service as a "safe harbor" against constructive receipt of income upon grant of the option by the recipient of the Option), and not more than 50%, of the Fair Market value on the date of grant. The exercise price per share of Stock purchasable under an Incentive Stock Option shall be equal to at least the Fair Market value on the date of grant; provided, that if at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock option is granted.

                  (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

                  (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares. The Committee, in its discretion, may elect at: the time of Option exercise that any Non-Qualified Stock Option be settled in cash rather than Stock.

                   (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under section 422A of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such
         Section 422A.

SECTION 6.        STOCK APPRECIATION RIGHTS.

         (a) Relationship to Options; No Payment by Participant. A Stock Appreciation Right may be awarded either (i) with respect to Stock subject to an Option held by a participant, or (ii) without reference to an Option. If an Option is an Incentive Stock Option, a Stock Appreciation Right granted with respect to such Option may be granted only at the time of grant of the related Incentive Stock Option, but if the Option is a Non-Qualified Stock Option or a Deep Discount Option, the Stock Appreciation Right may be granted either simultaneously with the grant of the related Non-Qualified Stock Option, Deep Discount Option, or at any time during the term of such related Non-Qualified Stock Option. No consideration shall be paid by a participant with respect to a Stock Appreciation Right.

         (b) When Exercisable. A Stock Appreciation Right shall be exercisable at such times and in whole or in part, each as determined by the Committee, subject, with respect to participants subject to Section 16(b) of the Exchange Act, to Rule 16b-3. Any exercise by the participant of a Stock Appreciation Right for cash shall be made only during the window period specified in Rule 16b-3(e)(3)(iii) and any successor rule (the "Window Period"), unless the Committee determines that Rule 16b-3 is not applicable to the Plan. If a Stock Appreciation Right is granted with respect to an Option, unless the Award Agreement otherwise provides, the Stock Appreciation Right may be exercised only to the extent to which shares covered by the Option are not at the time of exercise subject to repurchase by the Company.

         (c) Effect on Related Right; Termination of Stock Appreciation Right. If a Stock Appreciation Right granted with respect to an Option is exercised, the Option shall cease to be exercisable and shall be cancelled to the extent of the number of shares with respect to which the Stock Appreciation Right was exercised. Upon the exercise or termination of an Option, related Stock Appreciation Rights shall terminate to the extent of the number of shares as to which the option was exercised or terminated, except that, unless otherwise determined by the committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related option shall not be reduced until the number of shares covered by exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Stock Appreciation Right granted independently from an option shall terminate and shall be no longer exercisable at the time determined by the Committee at the time of grant, but not later than 15 years from the date of grant. Upon the Termination of the participant, a Stock Appreciation Right granted with respect to an Option shall be exercisable wholly: to the extent to which the Option is then exercisable.

         (d) Form of Payment Upon Exercise. Despite any attempt by a participant to elect payment in a particular form upon exercise of Stock Appreciation Right, the Committee, in its discretion, may elect to cause the Company to pay cash, Stock, or a combination of cash and Stock upon exercise of the Stock Appreciation Right.

         (e) Amount of Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, the participant shall be entitled to receive one of the following payments, as determined by the Committee under Section 6(d):

                    (i) Stock. That number of whole shares of Stock equal to the number computed by dividing (A) an amount (the "Stock Appreciation Right Spread"), rounded to the nearest whole dollar, equal to the product computed by multiplying (x) the excess of (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value on any day during the Window Period, and otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised, over (2) the exercise price per share of Stock of the related Option, or in the case of a Stock Appreciation Right granted without reference to an Option, such other price as the Committee establishes at the time the Stock Appreciation Right is granted, by (y) the number of shares of Stock with respect to which a Stock Appreciation Right is being exercised by (B) (1) if the Stock Appreciation Right may only be exercised during the Window Period, the highest Fair Market Value during the Window Period in which the Stock Appreciation Right was exercised, and (2) otherwise, the Fair Market Value on the date the Stock Appreciation Right is exercised; plus, if the foregoing calculation yields a fractional share, an amount of cash equal to the applicable Fair Market Value multiplied by such fraction (such payment to be the difference of the fractional share); or

                  (ii) Cash. An amount in cash equal to the Stock Appreciation Right Spread; or

                  (iii) Cash and Stock. A combination of cash and Stock, the combined value of which shall equal the Stock Appreciation Right Spread.

SECTION 7.        RESTRICTED STOCK.

         Shares of Restricted Stock shall be subject to the following terms and conditions:

         (a) Price. Participants awarded Restricted Stock, within 45 days of receipt of the applicable Award Agreement, which in no event shall be later than ten (10) days after the Award grant date, shall pay to the Company, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. If such payment is not made and received by the Company by such date, the Award of Restricted Stock shall lapse.

         (b) Restrictions. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Committee, commencing with, and not exceeding 15 years from, the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

         (c) Dividends. Unless otherwise determined by the Committee, cash dividends with respect to shares of Restricted Stock shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

         (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 7(b), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECTION 8.        STOCK PURCHASE RIGHTS.

         (a) Price. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock at a price equal to not less than 50%, and not more than 100%, of its Fair Market Value on the date of grant.

         (b) Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Committee not exceeding 30 days from the date of grant. The Committee, however, may provide that, if required under Rule 16b-3, Stock Purchase Rights granted to persons subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date and shall then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with Section 8(a).

SECTION 9.        CONVERTIBLE DEBENTURES.

         Debentures shall be subject to the following terms and conditions:

         (a) Due Date; Price. Each Debenture shall be due on the date set by the Committee at the time of the Award, but not later than 5 years from the date of grant (the "Due Date"). The Debentures shall be issued for a price at least equal to the principal amount of the Debenture, and shall accrue interest, from the date of issuance, at the rate, fixed or variable, set by the Committee at the time of the Award.

         (b) Convertibility. Debentures shall be convertible prior to the Due Date into fully paid and nonassessable shares of Stock at such time as the Committee shall determine and to the extent the terms and conditions of the Award are met. The rate at which principal of a Debenture may be converted into Stock shall be set by the Committee at the time of the Award at not less than 50%, and not more than 100%, of the Fair Market Value on the grant date.

         (c) Termination of Convertibility. In the event of Termination prior to the Due Date, the participant's conversion rights shall terminate as set forth in the Award Agreement.

SECTION 10.       PERFORMANCE SHARES.

         (a) Awards. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Performance Share Award. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of a Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may constitute Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine or amounts equivalent to dividends paid shall be payable with respect to Performance Share Awards. In addition to the provisions set forth in Section 12(j), the Committee, in its discretion, may modify the terms of any Performance Share Award, including the specification and measurement of performance goals.

         (b) Termination of Employment. Except as otherwise provided in the Award Agreement or determined by the Committee, if a participant terminates employment during a Performance Period for any reason, then the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

         (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 11.       CHANGE IN CONTROL.

         (a) Definition of "Change in Control". For purposes of Section 11(b), a "Change in Control" means the occurrence of either of the following:

                    (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 25% or more of the combined voting power of the then outstanding securities of the Company or such successor;

                   (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

                  (iii) (w) the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the or its ownership.

         (b) Impact of Event. In the event of a "Change in Control" as defined in Section 11(a), acceleration and valuation provisions no more favorable to participants than the following may apply:

                    (i) Any Stock Appreciation Rights and Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; provided, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred;

                   (ii) the restrictions and limitations applicable to any Restricted Stock, Stock Purchase Rights and Debentures shall lapse, such Restricted Stock shall become fully vested, and such Debentures shall become convertible;

                  (iii) the value (net of any exercise price) of all outstanding Options, Stock Appreciation Rights, Restricted Stock, Stock. Purchase Rights and Debentures, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 11(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control;

                   (iv) Any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met; provided however, that the foregoing provisions shall only apply, with respect to the events described in Section 11(a)(i), 11(a)(iii)(x), ii(a)(iii)(y) and 11(a)(iii)(z), if and to the extent so specifically determined by the Board in the exercise of the Board's discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made.

         (c) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on any established stock exchange, national market system or other established market for the Stock, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

SECTION 12.       GENERAL PROVISIONS.

         (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting as the Committee shall determine. Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted options having higher exercise prices.

         (b) Types of Shares. The Committee, in its discretion, may determine at the time of an Award that in lieu of Stock there shall be issuable under, or applicable to the measurement of, any Award any of (i) Restricted Stock, (ii) shares of any series of common stock of the Company, other than Stock, and shares of any series of common stock of any subsidiary or affiliate of the

Company ("Common Shares"), or (iii) shares of any series of preferred stock of the Company ("Preferred Shares"); provided, that (A) with respect to shares issuable upon exercise of Incentive Stock Options, Common Shares and Preferred Shares shall be limited to shares of any subsidiary authorized as of the date the Plan is approved by the Board, and (B) with respect to shares issuable upon exercise of Deep Discount Options, Non-Qualified Stock Options and Stock Appreciation Rights, Common Shares and Preferred Shares shall be limited to shares of any subsidiary or affiliate of the Company. In such event the Committee shall determine the number of shares of stock equivalent to such Restricted Stock, Common Shares or Preferred Shares for the purpose of calculating the shares of Stock issued under the Plan; provided, that a Common Share or a Preferred Share in no event shall be deemed equal to less than one share of Stock.

         (c) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement specifying the date of grant, the terms and conditions of the Award.

         (d) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

         (e) Termination. In the event of Termination for any reason other than death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to death or Disability, or a participant dies or becomes disabled within the period that the Award remains exercisable or payable, as the case may be, after Termination, only Awards held at the date of death or Disability (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of Disability, by the participant's personal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within 18 months after the death or one year after the Disability, as the case may be, of the participant or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award). In the event of Termination by reason of the participant's retirement (as determined in the exercise of the Committee's sole discretion), Awards may be exercised in whole or in part at any time within two years after the date of Termination, or such lesser period specified in the Award Agreement; provided, however, that in no event shall an Award be exercisable after the expiration date of the Award.

         (f) Delivery of Purchase Price. Participants shall make all or any portion of any payment due to the Company with respect to a consideration payable for, upon exercise of, or for federal, state, local or foreign tax payable in connection with, an Award by delivery of cash; and if and only to the extent authorized by the Committee, all or any portion of such payment may be made by delivery of any property (including a promissory note of the participant or shares of Stock or other securities) other than cash, so long as, if applicable, such property constitutes valid consideration for the Stock under applicable law. To the extent participants may make payments due to the Company upon grant or exercise of Awards by the delivery of shares of Stock or other securities, the Committee, in its discretion, may permit participants constructively to deliver for any such payment securities of the Company held by the participant for at least three months. Constructive delivery shall be effected by (i) identification by the participant of shares intended to be delivered constructively, (ii) confirmation by the Company of participant's ownership of such shares (for example, by reference to the Company's stock records, or by some other means of verification), and (iii) if applicable, upon exercise, delivery to the participant of a certificate for that number of shares equal to the number of shares for which the Award is exercised less the number of shares constructively delivered.

         (g) Tax Withholding. If and to the extent authorized by the Committee in its discretion, a person who has received an Award or payment under an Award may make an election to deliver to the Company a promissory note of the participant on the terms set forth in Section 12(f) or to have shares of Stock or other securities of the Company withheld by the Company or to tender any such securities to the Company to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company subject to the following limitations:

                  (i) such election shall be irrevocable;

                  (ii) such election shall be subject to the disapproval of Committee;

                  (iii) in the case of participants subject to Section 16(b) of the Exchange Act, the election and the exercise of the Award may not be made within six months after the grant of the Award (and in the case of a Stock Appreciation Right, any related Award) to be exercised (except that this limitation shall not apply in the event of death or Disability of such person before the six-month period expires); and

                  (iv) in the case of participants subject to Section 16(b) of the Exchange Act, such election may be made either (A) at least six months before the date that the amount of tax to be withheld in connection with such exercise is determined, or (B) in any ten-day period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings.

         Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, that Stock shall be valued at Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by

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
         the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result from the lapse of restrictions imposed upon an Award or on exercise of an Award or from a transfer or other disposition of shares acquired upon exercise or payment of an Award or otherwise related to the Award or the shares acquired in connection with an Award.

         (h) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution, and during the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

         (i) Right of First Refusal. At the time of grant, the Committee may provide in connection with any Award that the shares of Stock received as a result of such Award shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

         (j) Adjustment of Awards; Waivers. The Committee may adjust the performance goals and measurements applicable to Awards (i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions, and (iv) in any other manner determined in its discretion. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

         (k) Election to Defer Payment. To the extent, if any, permitted by the Committee, a participant may elect, at such time as the Committee may in its discretion specify, to defer payment of all or a portion of an Award.

         (l) Non-Competition. The Committee may condition the Committee's discretionary waiver of a forfeiture or vesting acceleration at the time of Termination of a participant holding any unexercised or unearned Award or the waiver of restrictions on any Award upon a requirement that such participant agree to and actually (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available, unless such participant shall have died, for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

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
         (m) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Awards).

         (n) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock, Common Shares, Preferred Shares or Debentures upon any securities exchange or under any state or federal, law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement or representations by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement or representations shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (o) Rights as Shareholder. Unless the Plan or the Committee expressly specifies otherwise, a participant shall have no rights as a shareholder with respect to any shares covered by an Award until the participant is entitled, under the terms of the Award, to receive such shares. Subject to Sections 3(b) and 7(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

         (p) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (q) Additional Plans. Nothing contained in the Plan shall prevent the Company, a subsidiary or affiliate from adopting other or additional compensation arrangements for its employees.

         (r) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or affiliate to terminate the employment of any employee at any time.

         (s) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3, unless the Committee determines that Rule 16b-3 is not applicable to the Plan.

         (t) Governing Law. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

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
         (u) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

         (v) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

         (w) Assumption by Successor. The obligations of the Company under the Plan, and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

SECTION 13.       AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to revisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422A of the Code, the Board may not amend or alter the Plan without the approval of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

         (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan;

         (b) except as expressly provided in the Plan, change the minimum price terms of Sections 5(b)(iii), 8(a) or 9(b);

         (c) change the class of employees and consultants eligible to participate in the Plan;

         (d) extend the maximum Option term under Section 5(a) or the minimum exercise period under Section B(b); or

         (e) materially increase the benefits accruing to participants under the Plan.

         The Board of Directors may, at any time without shareholder approval, amend the Plan and the terms of any Award outstanding under the Plan, provided that such amendment is designed to maximize federal income tax benefits accorded to Awards or, if the Committee determines that Rule 16b-3 is applicable to the Plan, to comply with Rule 16b-3 and provided further, that with respect to outstanding Awards, the participant consents to such amendment.

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
SECTION 14.       EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan at a duly held shareholders' by the affirmative vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at the meeting.

SECTION 15.       TERM OF PLAN.

         No Award shall be granted on or after December 21, 1999, but Awards granted prior to December 21, 1999 (including, without limitation, Performance Share Awards for Performance Periods commencing prior to December 21, 1999) may extend beyond that date.

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